UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☑           Definitive Proxy Statement
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☐           Soliciting Material Pursuant to ss.240.14a-12

Pharma-Bio Serv, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHARMA-BIO SERV, INC.
Pharma-Bio Serv Building
#6 Road 696
Dorado, Puerto Rico, 00646

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 1, 2015

To our Stockholders:

The Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the “Company”) will be held on Friday, May 1, 2015, at 10:00 a.m. local time at the Pennsylvania offices of the Company located at 545 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania, 19462 for the following purposes:

1.     The election of two (2) directors as Class II directors to serve for a term until the 2018 Annual Meeting of Stockholders or until a successor is duly elected and qualified;

2.     The ratification of the selection of Horwath Velez & Co. PSC as the Company’s independent certified public accountants for the fiscal year ending October 31, 2015; and

3.     The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on March 27, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014 is being mailed with this proxy statement.

By order of the Board of Directors,
/s/ Pedro J. Lasanta
Pedro J. Lasanta
Chief Financial Officer, Vice President – Finance and Administration and Secretary
Dorado, Puerto Rico
March 31, 2015

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2015

The Company's proxy statement and the 2014 Annual Report on Form 10-K are available at

http://www.pharmabioserv.com

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE OR USE THE INTERNET VOTING SYSTEM AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD OR BY USE OF THE INTERNET VOTING SYSTEM, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

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TABLE OF CONTENTS

PROXY STATEMENT	1

PROPOSAL 1: ELECTION OF DIRECTORS	3

PROPOSAL 2: SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	9

REPORT OF THE AUDIT COMMITTEE	10

MANAGEMENT	11

EXECUTIVE COMPENSATION	12

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT	16

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17

FINANCIAL STATEMENTS	18

OTHER MATTERS	18

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 PHARMA-BIO SERV, INC.
Pharma-Bio Serv Building
#6 Road 696
Dorado, Puerto Rico, 00646

PROXY STATEMENT

Annual Meeting of Stockholders

To be held on May 1, 2015

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Pharma-Bio Serv, Inc. of proxies to be voted at our 2015 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on Friday, May 1, 2015, at 10:00 a.m. local time at the Pennsylvania offices of the Company located at 545 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania, 19462. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 1, 2015.  In this proxy statement Pharma-Bio Serv, Inc. and its subsidiaries are referred to as the ‘‘Company,’’ ‘‘we,’’ ‘‘our’’ or ‘‘us.”

Purposes of the Meeting

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)	The election of two (2) directors as Class II directors to serve for a term until the 2018 Annual Meeting of Stockholders or until a successor is duly elected and qualified;

(2)	The ratification of the selection of Horwath Velez & Co. PSC as the Company’s independent certified public accountants for the fiscal year ending October 31, 2015; and

(3)	The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on March 27, 2015, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 23,083,600 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of our common stock constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, a broker does not have the discretion to vote on Proposal 1 – Election of Directors. As a result, any broker that is a member of the NYSE will not have the discretion to vote Proposal 1.  A broker non-vote or an abstention will have no effect on the proposals.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 - the election of the nominee to the Board named herein, and “FOR” Proposal 2 - the ratification of Horwath Velez & Co. PSC as our independent certified public accountants.  If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of American Stock Transfer & Trust Company, our transfer agent, a proxy card for voting those shares will be included with this proxy statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this proxy statement to instruct it how to vote your shares.

The Board of Directors urges you to promptly date, sign and mail your proxy or to use the internet voting system set forth in the proxy, in the form enclosed with this proxy statement, to make certain that your shares are voted at the Annual Meeting. Proxies in the enclosed or other acceptable form that are received in time for the Annual Meeting will be voted. However, you may revoke your proxy at any time prior to its use by a revocation in writing to the Corporate Secretary at the Company’s principal executive offices at #6 Road 696 Dorado, Puerto Rico, 00646 or a later dated proxy that is received in sufficient time by the Company prior to the Annual Meeting; and, if you attend the Annual Meeting, you may vote your shares in person.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card or by internet. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below. To obtain directions to the annual meeting, please visit the company’s website at www.pharmabioserv.com and click on the “Directions to East Coast Office” link under the “Contact Us” tab.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to Pedro J. Lasanta, Chief Financial Officer, Vice President – Finance and Administration and Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of five (5) directors divided into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

At the 2013 Annual Meeting of Stockholders, our stockholders approved an amendment to our Certificate of Incorporation, which phases-in the classification of our Board of Directors which began at the 2013 Annual Meeting of Stockholders. Pursuant to this amendment, the director initially elected in Class I stood for election at the 2014 Annual Meeting of Stockholders for a term expiring at the 2017 Annual Meeting of Stockholders. The directors initially elected in Class II will stand for election at this year’s Annual Meeting of Stockholders and the directors initially elected in Class III will continue to hold office until the 2016 Annual Meeting of Stockholders. At this Annual Meeting of Stockholders and each Annual Meeting of Stockholders thereafter, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, and until their successors have been duly elected and qualified.

Our Class I director is Irving Wiesen; our Class II directors are Kirk Michel and Dov Perlysky; and our Class III directors are Elizabeth Plaza and Howard Spindel.

Our Board of Directors is recommending that Kirk Michel and Dov Perlysky, our Class II directors, be re-elected to serve for a term until the 2018 Annual Meeting of Stockholders or until a successor is duly elected and qualified.  If Messrs. Michel and Perlysky become unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board, and any shares represented by proxy will be voted for the substitute nominee, unless the board reduces the number of directors.

Mr. Perlysky was elected as director at the time of our organization in 2004. The other directors were elected in January 2006 in connection with our acquisition of Pharma-Bio Serv PR, Inc. (“Pharma-PR”), formerly Plaza Consulting Group, Inc.

The following table sets forth certain information concerning the nominees for director and each of the other members of the Board of Directors:

Name	Age	Positions with the Company	Director Since	Year Term Expires and Class
Elizabeth Plaza (3)	51	Chairman of the Board and Principal Executive Officer	2006	2016 Class III
Kirk Michel (1),(2)	59	Director	2006	2015 Class II
Dov Perlysky (2),(3)	52	Director	2004	2015 Class II
Howard Spindel (1)	69	Director	2006	2016 Class III
Irving Wiesen (1),(2),(3)	60	Director	2006	2017 Class I
_________________________
(1)	Member of the Audit Committee and Compensation Committee.

(2)	Member of the Mergers and Acquisition Committee.

(3)	Member of the Nominating Committee.

CLASS I – TERM EXPIRING AT 2017 ANNUAL MEETING

Irving Wiesen, a director since January 25, 2006, has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. For more than the past five years he has been of counsel to the New York law firms, Ullman, Shapiro and Ullman, LLP and Cohen, Tauber, Spievack & Wagner. Prior to that, Mr. Wiesen was a partner in the New York food and drug law firm, Bass & Ullman, and also served as division counsel of Boehringer Ingelheim Pharmaceuticals, Inc. Mr. Wiesen represents pharmaceutical, medical device and biotechnology companies in all aspects of FDA regulation, corporate practice and compliance, litigation and allied commercial transactions. Mr. Wiesen received his J.D. degree from the New York University School of Law and holds an M.A. in English Literature from Columbia University and a B.A., cum laude, from Yeshiva University.

Mr. Wiesen brings extensive leadership, business, and legal experience to the Board. He has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. His experience as a practicing lawyer in the pharmaceutical and medical device industries has given him broad understanding and expertise, particularly relating to legal and industry matters impacting the Company.

CLASS II – TERM EXPIRING AT 2015 ANNUAL MEETING

Kirk Michel, a director since January 25, 2006, has been a managing director of KEMA Advisors, Inc., a boutique investment banking firm located in Hillsborough, North Carolina since 2000. KEMA Advisors provides corporate finance advisory services to middle market companies and governmental agencies. From 1995 to 2000, Mr. Michel was the co-founder and a managing director of Bahia Group Holdings, LLC which provided corporate finance, public finance and merger and acquisition services to middle market companies and governmental agencies. Mr. Michel holds a M.B.A. degree from the Columbia University Graduate School of Business and a B.A. in Economics from Northwestern University.

Mr. Michel brings extensive leadership, business, and finance experience to the Board. His experience as a managing director of an investment banking firm has given him broad understanding and expertise, particularly relating to business and finance matters.

Dov Perlysky, a director since 2004, has been the managing member of Nesher, LLC a private investment firm since 2000. On January 25, 2006, in connection with the reverse acquisition, Mr. Perlysky resigned as president and became a consultant to us. From 1998 until 2002, Mr. Perlysky was a vice president in the private client group of Laidlaw Global Securities, a registered broker-dealer. He received his B.S. in Mathematics and Computer Science from the University of Illinois in 1985 and a Masters in Management from the JL Kellogg Graduate School of Northwestern University in 1991. Mr. Perlysky is a director of Enzo Biochem, Inc., a growth-oriented life sciences and biotechnology company listed on the New York Stock Exchange, Engex, Inc., a closed-end mutual fund, and Highlands Bancorp, Inc.

Mr. Perlysky brings extensive leadership and business experience, as well as an in-depth understanding of the Company's history and tremendous knowledge of our business and the pharmaceutical industry, to the Board. His experience as the former president of the Company has given him broad understanding and expertise, particularly relating to the Company's business and industry.

CLASS III – TERM EXPIRING AT 2016 ANNUAL MEETING

Elizabeth Plaza has served as the Chairman of the Board since January 2006.  Also, Ms. Plaza assumed the role of Senior Strategic Consultant of the Company on January 1, 2013. Ms. Plaza served as our president and chief executive officer from January 2006 to December 2012, and as our principal executive officer from January 1, 2014 to December 31, 2014.   Ms. Plaza holds a B.S. in Pharmaceutical Sciences, magna cum laude, from the School of Pharmacy of the University of Puerto Rico. She was a 40 under 40 Caribbean Business Award recipient in 2002, the 2003 recipient of Ernst & Young’s Entrepreneur of the Year Award in Health Science, one of the 2003 recipients of the Puerto Rico Powerful Business Women Award, elected as Puerto Rico Manufacturers Association 2004 (Metropolitan-West Region) Executive of the Year, and Puerto Rico 2008 Executive of the Year. She is member of the US Department of Commerce National Advisory Council on Minority Business Enterprise and is also member of the Puerto Rico Manufacturer's Association Board of Directors.

Ms. Plaza brings extensive leadership and business experience, as well as an in-depth understanding of the Company's history and tremendous knowledge of our business and the pharmaceutical industry, to the Board. Her experience as an entrepreneur in the pharmaceutical industry has given her broad understanding and expertise, particularly relating to business and industry matters.

Howard Spindel, a director since January 25, 2006, has been a consultant with Integrated Management Solutions, a securities industry consulting and recruitment firm which he founded, since 1985. In this capacity, he has also acted as a financial and operations principal, general securities principal, registered representative and options principal for several broker-dealers during this period. He is also a director of Engex, Inc., a closed-end investment company, and Oak Tree Educational Partners, Inc., a training company. Mr. Spindel received a B.S (Accounting) degree from Hunter College and is a Certified Public Accountant.

Mr. Spindel brings extensive leadership, business, and accounting experience to the Board. His experience as a consultant, certified public accountant and board member to other companies has given him broad understanding and expertise, particularly relating to business, accounting and finance matters.

Family Relationships

Elizabeth Plaza and Nélida Plaza, our former Chief Operating Officer and Secretary, are sisters. There is no other family relationship among our officers and directors.

Vote Required and Recommendation

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Stockholders do not have the right to cumulate their votes for directors.

The Board of Directors recommends a vote "FOR" the nominees listed above.

Directors’ Compensation

Effective January 1, 2014, the Compensation Committee of the Board approved the following compensation to non-employee directors (i) a $10,000 quarterly retainer fee and (ii) an automatic annual stock option grant of 20,000 shares to be granted on the tenth day of January each year.  Also, each non-employee director received an option to purchase 25,000 shares of the Company’s common stock on the date of his first election.  Messrs. Michel, Perlysky, Spindel and Wiesen are our non-employee directors, all of which are independent directors since their appointment in January 2006, except for Mr. Perlysky which became an independent director in February 2009.

Prior to January 1, 2014, non-employee directors received the following compensation (i) a $1,500 quarterly retainer fee, (ii) $1,000 for attendance at each meeting of the Board of Directors, (iii) $500 for attendance at each Committee meeting, and (iv) an automatic annual stock option grant of 10,000 shares granted on the first trading day of January.

The following table summarizes the compensation paid to our non-employee directors for the year ended October 31, 2014.  Compensation paid to Elizabeth Plaza for the year ended October 31, 2014 is set forth above in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash(1)	Option Awards (2)(3)	Total
Kirk Michel	$34,833	$9,137	$43,970
Dov Perlysky	$34,333	$9,137	$43,470
Howard Spindel	$34,833	$9.137	$43,970
Irving Wiesen	$34,833	$9,137	$43,970
________________
(1)	All amounts were earned and paid during fiscal 2014.

(2)
Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the compensation costs recognized by us in fiscal year 2014 for option grants that were made to directors as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth under Note I – Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2014, included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2014.

(3)
The options grants have a term of five years from the grant date and an exercise price equal to the fair market value on the date of grant. The options are exercisable as to 50% of the shares six months from the date of grant and as to the remaining 50% 18 months from the date of grant.

As of October 31, 2014, each of our non-employee directors held the following number of options to purchase shares of common stock:

Messrs. Perlysky, Spindel, and Wiesen			Kirk Michel
Grant Date	Options	Exercise Price	Grant Date	Options	Exercise Price
1/04/2010	10,000	$0.34	1/03/2012	10,000	$0.70
1/03/2011	10,000	$0.26	1/02/2013	10,000	$0.75
1/03/2012	10,000	$0.70	1/10/2014	20,000	$2.05
1/02/2013	10,000	$0.75
1/10/2014	20,000	$2.05

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended October 31, 2014 (“fiscal 2014”) and continues to meet regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2014, the Board of Directors held five meetings, and took three actions by written consent. During fiscal 2014, all directors attended at least 75% of all Board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting.  Two directors, Ms. E. Plaza and Mr. Perlysky, attended the 2014 Annual Meeting of Stockholders.

The Board has determined that the following directors are independent pursuant to Nasdaq Rule 5605 (“Nasdaq Rules”) (even though the Company’s securities are not traded on the Nasdaq market): Kirk Michel, Dov Perlysky, Howard Spindel and Irving Wiesen.

Code of Ethics

We have adopted a Code of Ethics that applies to all our senior management, including our principal executive officer, principal financial officer and principal accounting officer, and directors.  We intend to post amendments to or waivers from our Code of Ethics (to the extent applicable to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or controller, or persons performing similar functions) on our website. Our website is not part of this proxy statement.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Principal Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company.  Currently, the positions of Chairman and Chief Executive Officer are separate at Pharma-Bio Serv, Inc.  Elizabeth Plaza serves as our Chairman and Victor Sanchez serves as our President and Chief Executive Officer. At this time, the Company believes this segregation allows the Board of Directors to effectively provide guidance to and oversight of its management. Also, this structure allows Ms. Plaza the opportunity to focus on the Company's strategic expansion into new markets and mergers and acquisition activities.

Currently, the Company has not designated a lead independent director and executive sessions of the Board of Directors are presided over by the Chairman of the Board Committee having authority over the subject matter discussed at the executive session, as appropriate. We believe this leadership structure is appropriate based on the Company’s size and characteristics and its commitment to a strong, independent Board of Directors, exemplified by four out of five of its directors qualifying as an independent director.

Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board of Directors consider the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Mergers and Acquisition Committee, and the Nominating Committee.

Audit Committee

The members of the Audit Committee are Howard Spindel, Chairman, Kirk Michel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Audit Committee consist of but are not limited to: (1) overseeing the financial reporting process; (2) meeting with our external auditors regarding audit results; (3) engaging and ensuring independence of our outside audit firm and (4) reviewing the effectiveness of the Company’s internal controls. The Audit Committee met four times during fiscal 2014.

Our Board has determined that Mr. Spindel qualifies as an “Audit Committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002. Our Board of Directors has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s charter is located on our website at www.pharmabioserv.com.

Compensation Committee

The members of the Compensation Committee are Kirk Michel, Chairman, Howard Spindel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: (1) approving salaries and incentive compensation of executive officers, as well as the compensation of our Board members; (2) reviewing compensation plans, policies and benefit programs for employees, generally and (3) administering the employee stock option and benefit plans, when designed by the Board. While performing its duties, the Compensation Committee receives substantial input from the Principal  Executive Officer regarding the appropriate level and type of compensation for our executives, excluding the compensation paid to the Principal Executive Officer. The Compensation Committee has determined that no risks exist rising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee did not retain a compensation consultant to review our policies and procedures with respect to executive compensation for fiscal 2014. The Compensation Committee met four times during fiscal 2014. A copy of the Compensation Committee’s charter is located on our website at www.pharmabioserv.com.

Mergers and Acquisitions Committee

The members of the Mergers and Acquisitions Committee are Dov Perlysky, Kirk Michel and Irving Wiesen. Messrs. Michel, Perlysky and Wiesen are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Mergers and Acquisitions Committee consist of (1) reviewing and providing guidance to management and the Board with respect to business development activities including acquisitions, investment and divestiture strategies, (2) assisting management in the assessment of potential transactions, and (3) advising management and the Board in the selection and use of financial, legal and other advisors.  The Mergers and Acquisition Committee met three times during fiscal 2014.

Nominating Committee

The members of the Nominating Committee are Dov Perlysky, Elizabeth Plaza and Irving Wiesen. We have not adopted a written charter for this committee at the present time. If the Nominating Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Nominating Committee considers candidates from a variety of sources. The process followed by the Nominating Committee to identify and evaluate candidates include (a) meetings to evaluate biographical information and background material relating to candidates, (b) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by us in reports filed with the SEC, (c) conducting background investigations by qualified independent organizations experienced in conducing criminal and civil investigatory reviews, (d) interviews of selected candidates by members of the Board and (e) such other personal and financial reviews and analyses as the Nominating Committee may deem appropriate in connection with the consideration of candidates. While the Nominating Committee does not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

Recommendations by the Nominating Committee of candidates for inclusion in the Board slate of director nominees are based upon criteria such as business experience and skills, independence as defined by the Nasdaq listing requirements (even though the Company’s securities are not traded on the Nasdaq market) or other independence standard deemed appropriate by the Nominating Committee, distinction in their activities, integrity, the ability to commit sufficient time and attention to the Board’s activities and the absence of potential conflicts with the Company’s interests. The Nominating Committee also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluation of all prospective nominees. The Nominating Committee considers candidates for Board membership, including those suggested by stockholders applying the same criteria to all candidates. We intend to adopt a stockholder nomination policy in the near future. The Nominating Committee met one time during fiscal 2014.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board of Directors should address the communication either to the Board of Directors or to the individual director c/o Mr. Pedro J. Lasanta, Chief Financial Officer, Vice President – Finance and Administration and Secretary, c/o Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646. Mr. Lasanta will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is directed to a director.

Nominees for Director

Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our secretary at our principal executive offices. In order to be timely, the notice must be delivered as follows:

●
in the case of an annual meeting, not less than 120 calendar days prior to the anniversary date of the Company's release of the proxy statement to shareholders in connection with the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

●	in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder’s notice to the secretary must set forth:
●
as to each person whom the stockholder proposes to nominate for election as a director (a) his or her name, age, business address and residence address, (b) his or her principal occupation and employment, (c) the number of shares of our common stock are owned beneficially or of record by him or her and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC thereunder; and

●
as to the stockholder giving the notice (a) his or her name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him or her that he or she is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in this notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the SEC thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Any person who desires to nominate a candidate for director at our 2016 Annual Meeting should provide the information required not later than December 3, 2015.

PROPOSAL 2: SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We are asking our stockholders to ratify the Audit Committee’s selection of Horwath Velez & Co. PSC (“Horwath”) as our independent certified public accountants for the year ending October 31, 2015.  If the stockholders do not ratify the appointment of Horwath, the selection of our independent certified public accountants may be reconsidered by our Audit Committee.

We engaged Horwath as our independent public accountants on September 25, 2006. Horwath audited the Company’s consolidated financial statements for the fiscal years ended October 31, 2014 and 2013. Representatives of Horwath are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

We were billed by Horwath in 2014 and 2013 as follows:

Description of services:	Fiscal 2014	Fiscal 2013
Audit	$49,395	$47,600
Audit-Related	27,825	27,825
Tax and other services	22,601	19,232
Total Fees	$99,821	$94,657

Audit fees above are professional services associated with the integrated audit of our consolidated financial statements. Audit-Related fees are primarily attributable to services rendered in connection to reviews of our quarterly condensed financial statements. Tax and other services are mainly attributable to retirement plan compliance audit and international tax compliance services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Horwath and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee approved one hundred percent (100%) of all services provided by Horwath during fiscal 2014 and 2013.

The Audit Committee has considered the nature and amount of the fees billed by Horwath, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Horwath’s independence.

Vote Required and Recommendation

The proposal to approve the selection of Horwath Velez & Co. PSC as our independent accountant for the fiscal year ending October 31, 2015 requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote “FOR” the proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Horwath Velez & Co. (PSC) ("Horwath") as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1)    The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2)    The Audit Committee has discussed with Horwath the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 16, Communications with Audit Committees.

3)    The Audit Committee has also received the written disclosures and the letter from Horwath required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Horwath with that firm.

4)    Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Howard Spindel, Chairman
Kirk Michel
Irwin Wiesen

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Age	Position
Victor Sanchez	44	Chief Executive Officer, President and President of European Operations
Pedro J. Lasanta	55	Chief Financial Officer, Vice President - Finance and Administration and Secretary

Victor Sanchez has served as our Chief Executive Officer and President since January 1, 2015 and as the President of the European Operations of the Company since January 2011.  Prior to joining the Company, he served as Operations Manager in the LOCM and OSD divisions of Merck Sharp & Dohme (“MSD”), a pharmaceutical company, in Madrid, Spain from April 2010 to January 2011 and as Operations Manager of the LOCM division of Schering-Plough S.A., a pharmaceutical company, in Madrid, Spain, from September 2004 to April 2010.  He served as Quality Control Validations Manager for Schering-Plough Products, LLC, a pharmaceutical company (“Schering-Plough”), in Puerto Rico from December 2000 to August 2004 and as Quality Control Laboratory Supervisor of Schering-Plough from April 1996 to December 2000.  Mr. Sanchez holds a Bachelor of Science in Chemistry, summa cum laude, and a M.B.A. in Industrial Management, cum laude, from the Interamerican University of Puerto Rico. He holds a Post Graduate Diploma in Pharmaceutical Validation Technology from the Dublin Institute of Technology, Ireland. Mr. Sanchez is a licensed chemist by the Puerto Rico State Department and a member of the American Chemical Society, the Parenteral Drug Association, the Regulatory Affairs Professional Society, and the International Society for Pharmaceutical Engineers.

Pedro J. Lasanta has served as our Chief Financial Officer and Vice President - Finance and Administration since November 2007, and our Secretary since December 1, 2014. From 2006 until October 2007, Mr. Lasanta was in private practice as an accountant, tax and business counselor. From 1999 until 2006, Mr. Lasanta was the Chief Financial Officer for Pearle Vision Center PR, Inc. In the past, Mr. Lasanta was also an audit manager for Ernst & Young, formerly Arthur Young & Company. He is a cum laude graduate in business administration (accounting) from the University of Puerto Rico.  Mr. Lasanta is a Certified Public Accountant. In 2012, he was awarded the Puerto Rico Manufacturers Association (North Region) Service Manager of the Year.  Mr. Lasanta has served as a Member of the Puerto Rico District Export Council for the U.S. Department of Commerce since January 2014.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides the compensation paid to our principal executive officer and other executive officers whose total compensation exceeded $100,000 for the fiscal years ended October 31, 2014 and 2013 (the "Named Executive Officers").
Name and Principal Position	Fiscal Year	Salary		Bonus		Option Awards ($)(3)		All Other Compensation	Total
Elizabeth Plaza, Chairman and Former Principal Executive Officer(1)	2014 2013	$	- 105,525	$	- -	$	- -	$550,754 (7) 347,067 (8)	$550,754 452,592

Nélida Plaza, Former Chief Operating Officer and Secretary(2)	2014 2013		$225,600 215,023		$45,000 (4) 112,500 (5)		$10,879 10,879	$5,204 (9) 15,612 (9)	$286,683 354,014

Pedro Lasanta, Chief Financial Officer, Vice President –Finance and Administration and Secretary	2014 2013		$158,407 145,313	$	- (6) 50,000 (5)		$10,879 10,879	- -	$169,286 206,192
________________
(1)
Elizabeth Plaza served as the Principal Executive Officer of the Company from January 1, 2014 to December 31, 2014.  Ms. E. Plaza previously served as the President and Chief Executive Officer of the Company from January 2006 to December 31, 2012.

(2)
Effective November 28, 2014, Nélida Plaza resigned as the Chief Operating Officer and Secretary of the Company.  Ms. N. Plaza previously served as the Acting President and Chief Executive Officer of the Company from January 2013 until December 31, 2013, Vice President of Operations of Pharma-Bio Serv PR, Inc. from January 2004 until December 31, 2013, and the President of Puerto Rico Operations of the Company from December 2009 until December 31, 2013.

(3)
Amounts shown do not reflect compensation received by the officers. Instead, the amounts shown are the compensation costs recognized by us in fiscal year 2014 and 2013 for option grants that were made to officers as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth under Note I – Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2014, included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2014.

(4)	Represents bonus for services in fiscal 2014, which were paid in December 2014.

(5)	Represents bonus for services in fiscal 2013, which were paid in January 2014.

(6)	The Compensation Committee of the Board of Directors is continuing to evaluate performance for services during the year ended October 31, 2014.

(7)
Represents consulting fees and company lease payments for the vehicle under Elizabeth Plaza’s use in the amount of $532,883 and $17,871, respectively.  For additional information regarding these consulting fees, see Agreements – Elizabeth Plaza – Consulting Agreement below.

(8)
Represents consulting fees and company lease payments for the vehicle under Elizabeth Plaza’s use in the amount of $330,687 and $16,380, respectively.  For additional information regarding these consulting fees, see Agreements – Elizabeth Plaza – Consulting Agreement below.

(9)	Represents lease payments for the vehicle under the use of Nélida Plaza.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes information regarding equity-based awards held by our Named Executive Officers as of October 31, 2014.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Elizabeth Plaza	-	-	-	-
Nélida Plaza(1)(2)	133,400	66,600	$0.7200	Jan. 30, 2017
Pedro Lasanta(1)	133,400	66,600	$0.7200	Jan. 30, 2017

________________
(1)	Options to purchase 200,000 shares of common stock were granted on January 30, 2012. These options vest in three annual installments beginning on January 30, 2013.

(2)
Effective December 15, 2014, the Compensation Committee of the Board of Directors of the Company accelerated the vesting of options to purchase 66,600 shares of common stock of the Company at an exercise price of $0.72 per share previously granted to Nelida Plaza, in connection with her resignation on November 28, 2014.

Agreements

Elizabeth Plaza – Consulting Agreement

On December 31, 2013, the Company entered into a Consulting Agreement with Strategic Consultants International, LLC (the “Consultant”) and Ms. E. Plaza, effective as of January 1, 2014.  On January 1, 2015,  the consulting agreement was amended to extend the term of the Consulting Agreement for an additional year to December 31, 2015.  Pursuant to the consulting agreement, the Consultant will consult with the Board regarding the Company’s strategic initiatives, company services, management, operations and other matters as may be requested from time to time by the Board.  Pursuant to the consulting agreement, the Consultant will receive a monthly fee of $42,000 during the term of the consulting agreement.  Additionally, Ms. E. Plaza will receive a company automobile and such insurance as she was provided by the Company during her last year of employment with the Company.  The consulting agreement also included standard provisions relating to non-competition, confidentiality, and nondisparagement.

Victor Sanchez

On January 1, 2015, the Company entered into an Employment Agreement with Victor Sanchez, the President, Chief Executive Officer and President of Europe Operations of the Company (the “Employment Agreement”).  Pursuant to the Employment Agreement, Mr. Sanchez is entitled to receive an annual base salary of $220,000 and such discretionary bonus, stock options and other equity-based incentives as determined by the Compensation Committee of the Company.  Also, Mr. Sanchez is entitled to receive benefits provided to all other executive officers of the Company.

Also, pursuant to the Employment Agreement, if the Company terminates the Employment Agreement and Mr. Sanchez’s employment other than for death, disability or cause, the Company shall (1) pay to Mr. Sanchez within 30 days after the date of termination (a) a  lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976, known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher; (b) any bonuses that he  may have earned up to the date of his termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by him will become vested and exercisable for a three month period following the termination.  Also, pursuant to the Employment Agreement, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Mr. Sanchez will become vested and exercisable immediately prior to such event.  If the Employment Agreement is terminated for death, disability or cause, no additional compensation will be payable subsequent to the date of such termination.  The Employment Agreement also includes standard provisions relating to non-competition, non-solicitation and confidentiality.

Nélida Plaza

On December 31, 2009, Pharma-Bio Serv PR, Inc., a subsidiary of the Company, entered into an Employment Agreement with Nélida Plaza, Vice President of Operations and Secretary of the Company, which replaced the Employment Agreement entered into by and between Nélida Plaza and the Company, dated January 25, 2006. Pursuant to the employment agreement, Nélida Plaza will serve as President of Puerto Rico Operations, in charge of Scienza Labs, Integratek, Pharma Academy and Pharma-Bio Serv PR, for an indefinite period of time. Nélida Plaza will also continue to serve as the Secretary of the Company. Pursuant to the employment agreement, Nélida Plaza will be entitled to receive an annual base salary of $175,000 and such bonus compensation as determined by the compensation committee, not to exceed 50% of her salary. Also, she is entitled to receive such stock options or other equity-based incentives as determined by the compensation committee. The Company also agreed to make the lease payments on the automobile she currently leases.

On January 7, 2013, the Company, and Pharma-Bio Serv PR, a wholly-owned subsidiary of the Company, amended the Employment Agreement of Nélida Plaza, Acting President and Chief Executive Officer, President of Puerto Rico Operations and Secretary of the Company, dated December 31, 2009, as amended (the "Amendment").  The Amendment modifies Ms. N. Plaza's annual salary from $175,000 to $225,000 during her term as Acting President and Chief Executive Officer.  Also, the Amendment modifies the term of Ms. N. Plaza's non-compete from two years to one year following the date of her departure from the Company.

On February 17, 2014, the Company amended the Employment Agreement of Nélida Plaza, the Chief Operating Officer and Secretary of the Company, dated December 31, 2009, as amended (the “Plaza Amendment”).  The Plaza Amendment, effective January 1, 2014, sets forth Ms. N. Plaza’s new position as Chief Operating Officer of the Company and Ms. N. Plaza’s annual salary of $225,000.

On November 11, 2014, the Company accepted the resignation of Nelida Plaza as Chief Operating Officer and Secretary of the Company, effective November 28, 2014, for personal reasons.  Ms. Plaza also resigned from other positions she held with the Company’s subsidiaries.  The Compensation Committee of the Board of Directors of the Company accelerated the vesting of options to purchase 66,600 shares of common stock of the Company at an exercise price of $0.72 per share previously granted to Nelida Plaza and, pursuant to the terms of Ms. Plaza’s employment agreement, approved a bonus of $45,000 (representing 20% of Ms. Plaza’s base salary) for the year ended October 31, 2014.

Pedro Lasanta

On November 5, 2007, we entered into an employment agreement with Pedro Lasanta, our chief financial officer, pursuant to which we pay Mr. Lasanta an annual salary of $100,000 plus a monthly car allowance of $500. The agreement has a one-year term, which we may extend subject to the approval of the president and chief executive officer and the Audit Committee. Mr. Lasanta’s employment agreement has a non-competition provision pursuant to which he agrees that during the term of the agreement and for one year thereafter, Mr. Lasanta will not, directly or indirectly, engage in a competing business or solicit any customer or seek to persuade any customer to reduce the amount of business it does with us or seek to persuade any employee to leave our employment.

On December 17, 2008, we entered into an amendment to the employment agreement with Pedro Lasanta pursuant to which the term of the contract was extended indefinitely. The amended employment agreement provides that we will pay Mr. Lasanta an annual salary of $110,000 and an annual bonus in cash or Company stock options to be granted based on performance metrics to be established. Pursuant to the amended employment agreement, we will grant Mr. Lasanta options to purchase 30,000 shares of Company stock having an exercise price equal to fair market value on the date of grant and vesting in three equal annual installments beginning one year from November 1, 2008. In addition, upon termination of Mr. Lasanta’s employment for reasons other than those set forth in his amended employment agreement, Mr. Lasanta will receive a lump-sum severance payment in an amount equivalent to six months of his salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976 known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher. All other terms and conditions of Mr. Lasanta’s employment agreement remain the same.

On March 11, 2009, upon the approval of the Company’s Compensation Committee, the Company entered into an Amendment to Employment Agreement with Pedro J. Lasanta to reduce Mr. Lasanta’s current annual base salary from $110,000 to $106,000 and to eliminate Mr. Lasanta’s automobile allowance effective March 1, 2009.

Effective January 1, 2010, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to restore Mr. Lasanta's annual base salary to $110,000. All other terms and conditions of Mr. Lasanta's employment agreement, as amended, remain the same.

On January 31, 2012, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta's annual base salary from $110,000 to $125,000.  All other terms and conditions of Mr. Lasanta's employment agreement, as amended, remain the same.

On December 31, 2012, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta's annual base salary from $125,000 to $150,000 as of January 1, 2013. All other terms and conditions of Mr. Lasanta's employment agreement, as amended, remain the same.

On February 17, 2014, the Company amended the Employment Agreement of Pedro Lasanta, dated November 5, 2007, to increase Mr. Lasanta’s salary to $160,000, effective January 1, 2014 (the "Lasanta Amendment").

Also, pursuant to the Lasanta Amendment, if the Company terminates the employment agreement of Mr. Lasanta other than for death, disability or cause, the Company shall (1) pay to the executive within 30 days after the date of termination (a) a  lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976, known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher; (b) any bonuses that the executive may have earned up to the date of her termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by the executive will become vested and exercisable for a three month period following the termination.  Also, pursuant to the Lasanta Amendment, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Mr. Lasanta will become vested and exercisable immediately prior to such event.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information as to shares of common stock beneficially owned as of March 27, 2015 by:

●	each director;

●	each officer named in the summary compensation table (“Named Executive Officers”);

●	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and

●	all directors and Named Executive Officers as a group.

As of March 27, 2015, the Company had 23,083,600 shares of common stock outstanding.  As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights and the address for each person is c/o Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646.

Name	Shares of Common Stock Beneficially Owned at March 27, 2015	Percentage
Directors and Executive Officers
Elizabeth Plaza(1)	9,169,518	39.7%
Dov Perlysky(2)	1,992,326	8.6%
Kirk Michel(3)	386,247	1.7%
Howard Spindel(4)	54,981	*
Irving Wiesen(5)	54,876	*
Victor Sanchez(6)	108,325	*
Pedro Lasanta(7)	222,146	*
Nélida Plaza(8)	87,500	*
All Directors and Executive Officers as a group
(seven persons)(9)	11,988,419	50.94%
5% or Greater Stockholders
Venturetek, L.P.(10)	3,132,932	13.6%
Ramon Luis Dominguez Thomas (11)	2,060,060	8.9%
Addison McKinley Levi III (12)	2,050,059	8.9%
________________
*           Less than 1%.
(1)
Includes 4,099,241 shares owned by Ms. Plaza directly and 5,070,277 shares subject to a voting proxy in favor of Ms. Plaza. In conjunction with certification as a minority controlled business, Ms. Plaza received irrevocable proxies (“Voting Proxies”) to vote an aggregate of 5,070,277 shares of the Company’s common stock from Venturetek LP, Krovim, LLC and LDP Family Partnership. These Voting Proxies are effective until September 26, 2015, unless the business certification expires sooner.

(2)
The shares of common stock beneficially owned by Mr. Perlysky include (i) 14,981 shares directly owned, (ii) 1,164,554 shares of common stock owned by Krovim, LLC, (iii) 772,791 shares owned by LDP Family Partnership and (iv) options issued to Mr. Perlysky to purchase 40,000 shares of common stock, which are vested as of February 23, 2015.  Elizabeth Plaza exercises voting power over the shares owned by Krovim pursuant to a Voting Proxy and Mr. Perlysky as the manager of Nesher, LLC, which is the manager of Krovim, may be deemed to exercise dispositive power over these shares. Mr. Perlysky disclaims beneficial interest in the shares owned by Krovim. Elizabeth Plaza exercises voting power over the shares owned by the LDP Family Partnership pursuant to a Voting Proxy and Mr. Perlysky’s wife, the general partner of LDP Family Partnership, is deemed to exercise dispositive power over these shares. Mr. Perlysky disclaims beneficial ownership in the securities owned by his wife.

(3)
The shares of common stock beneficially owned by Mr. Michel consist of (i) 15,541 shares directly owned, (ii) 30,000 shares of common stock issuable upon exercise of options, which are vested as of February 23, 2015, and (iii) 340,706 shares of common stock owned by KEMA Advisors, of which Mr. Michel is managing director.

(4)
The shares of common stock owned by Mr. Spindel represent 14,981 shares owned by his spouse, and 40,000 shares issuable upon exercise of options, which are vested as of February 23, 2015.  Mr. Spindel disclaims beneficial ownership of the shares held by his spouse.

(5)	The shares of common stock owned by Mr. Wiesen, represent 14,876 shares directly owned, and 40,000 shares issuable upon exercise of options, which are vested as of February 23, 2015.

(6)	The shares of common stock owned by Mr. Sanchez represent 8,325 shares directly owned, and 100,000 shares issuable upon exercise of options, which are vested as of February 23, 2015.

(7)	The shares of common stock owned by Mr. Lasanta, represent 22,146 shares directly owned, and 200,000 shares issuable upon exercise of options, which are vested as of February 23, 2015.

(8)	Effective November 28, 2014, Nélida Plaza resigned as Chief Operating Officer and Secretary of the Company. The number of shares held by Nélida Plaza is based on a Form 4 filed on December 17, 2014.

(9)	Includes 450,000 shares issuable upon the exercise of options, which are vested as of February 23, 2015.

(10)
This information was obtained from Amendment No. 4 to Schedule 13 D/A filed by Venturetek, L.P. ("Venturetek") on September 6, 2011. Does not include 1,565,058 shares underlying warrants, which warrants expired in January 2011, listed in the Schedule 13 D/A filed on January 5, 2011. Mr. David Selengut, the manager of TaurusMax LLC, which is the general partner of Venturetek has sole dispositive power and Elizabeth Plaza has sole voting power over these shares pursuant to a Voting Proxy. The mailing address for Venturetek, L.P. is 150 East 42nd Street, New York, NY 10017.

(11)
This information was obtained from a Schedule 13D filed by Ramon Luis Dominguez Thomas on March 27, 2014.  The business address for this person is c/o San Juan Holdings, Inc., MCS Plaza, Suite #305, 255 Ponce de Leon Avenue, San Juan, PR, 00917.

(12)
This information was obtained from a Schedule 13D filed by Addison McKinley Levi III on March 27, 2014.  The business address for this person is c/o San Juan Holdings, Inc., MCS Plaza, Suite #305, 255 Ponce de Leon Avenue, San Juan, PR, 00917.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended October 31, 2014, all such filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with, except  Messrs. Michel, Perlysky, Spindel and Wiesen each untimely filed a Form 4 to report one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In February 2007, we entered into an agreement for our main resource facilities in Dorado, Puerto Rico with Plaza Professional Center, Inc., a company controlled by Elizabeth Plaza, our Chairman of the Board. These facilities accommodate our testing laboratory, our customer-specialized training facilities, and our Puerto Rico consulting and headquarters offices. The agreement is for a five year term, with initial monthly installments of $18,750, which will increase by 5% annually. The agreement also requires the payment of utilities, property taxes, insurance and a portion of expenses incurred by the affiliate in connection with the maintenance of common areas. The agreement provided for a renewal option under the same terms, which became effective February 2012 for a period of five additional years. During the years ended October 31, 2014 and October 31, 2013, we paid approximately $313,000 and $298,000, respectively, to Plaza Professional Center, Inc. in connection with the lease of these facilities.

Also, see Agreements – Elizabeth Plaza – Consulting Agreement above for a description of the Consulting Agreement.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended October 31, 2014, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about us.

Additional copies of our Form 10-K for the year ended October 31, 2014 may be obtained without charge by writing to Mr. Pedro J. Lasanta, Chief Financial Officer, Vice President – Finance and Administration and Secretary, Pharma-Bio Serv, Inc., #6 Road 696, Dorado, Puerto Rico, 00646. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Proxy Solicitation Costs

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or via the internet, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

Deadline for Submission of Stockholder Proposals for the 2016 Annual Meeting

Proposals of stockholders intended to be presented at the 2016 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than December 3, 2015 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our Company at our principal offices no later than December 3, 2015.  If notice of any stockholder proposal is received after December 3, 2015, then the notice will be considered untimely and we are not required to present such proposal at the 2016 Annual Meeting, then the persons named in proxies solicited by the board of directors for the 2016 Annual Meeting may exercise discretionary voting power with respect to such proposal.

A copy of the Annual Report has been mailed to every stockholder of record.  The Annual Report is not considered proxy soliciting material.

March 31, 2015

ANNUAL MEETING OF STOCKHOLDERS OF

# PHARMA-BIO SERV, INC.

May 1, 2015

## PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

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Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20230000000000001000 9 050115

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Class II directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Kirk Michel
○ Dov Perlysky

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated March 31, 2015

The shares represented by this proxy will be voted on Proposals 1 and 2 as directed by the stockholder, but if no direction is indicated, will be voted FOR Proposals 1 and 2.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

# PHARMA-BIO SERV, INC.

**May 1, 2015**

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

## Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000001000 9          050115

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. To elect the following Class II directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Kirk Michel
○ Dov Perlysky

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated March 31, 2015

The shares represented by this proxy will be voted on Proposals 1 and 2 as directed by the stockholder, but if no direction is indicated, will be voted **FOR** Proposals 1 and 2.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

# PHARMA-BIO SERV, INC.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned hereby appoints Victor Sanchez and Pedro J. Lasanta or either of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2015 Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the "Company"), to be held at 10:00 a.m. local time, on Friday, May 1, 2015, at the Pennsylvania offices of the Company at 545 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania, 19462, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

**(Continued and to be signed on the reverse side)**

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